Exhibit 10.1

MICROPHASE CORPORATION

NOTE PURCHASE AGREEMENT

Microphase Corporation

100 Trap Falls Road Extension, Suite 400

Shelton, CT 84058

Attn: Necdet Ergul, CEO

Gentlemen:

1.              NOTE PURCHASE. The undersigned hereby makes application to acquire a ten percent (10%) promissory note (a “Note”) in the principal amount set forth on the signature page of this Note Purchase Agreement, of Microphase Corporation, a Connecticut corporation (the “Company”). A form of the Note is attached to this Note Purchase Agreement as Exhibit A. This Note Purchase may be rejected by the Company or Spartan Capital Securities, LLC, as placement agent (the “Placement Agent”) and shall not be binding upon the Company, until accepted by the Company and Placement Agent. The Company is seeking to raise aggregate gross proceeds of up to $700,000 by sale of the Notes.

2.               CLOSING. Upon acceptance of this Agreement by the Company, the Company shall deliver an executed signature page to this Note Purchase Agreement to the undersigned purchaser and the undersigned purchaser shall deliver the purchase price for the Note to the Placement Agent’s account with RBC Capital Markets, LLC at US Bank by wire transfer to:

[●]

The Placement shall arrange for delivery of the funds to the Company. Upon receipt of the purchase price, the Company shall execute and deliver a Note to the undersigned purchaser. The closing of the purchase and sale of the Note shall take place no later than December [●], 2016.

3.              REPRESENTATION BY THE UNDERSIGNED. The undersigned represents and warrants as follows:

(A)	The undersigned has relied only on the good faith information provided in writing by the Company, has not relied on any oral representations, has been given ample time and has had the opportunity to ask questions, and has been given access to full and complete information regarding the Company;

(B)	The undersigned recognizes that the Note has not been registered under the Securities Act of 1933 (the “Securities Act”), as amended, nor under the securities laws of any state;

(C)	The undersigned believes that purchasing the Note from the Company is suitable based upon the undersigned’s investment objectives and financial needs, and the undersigned has no need for liquidity of the Note purchased pursuant to this Note Purchase Agreement;

(D)	The undersigned has the requisite knowledge to assess the relative merits and risks, is capable of interpreting financial statements, or has relied upon the advice of counsel, accountants and/or purchaser representative(s) with regard to tax aspects, risks and other considerations involved in the investment, and fully understands that the undersigned must look to the undersigned’s own advisors with respect to the tax consequences, risks and other considerations in connection with the purchase of the Note and consult with the undersigned’s own independent counsel or advisors regarding the tax consequences, risks and other considerations involved in the investment;

(E)	The undersigned is not acquiring the Note with a view toward resale, fractionalization or division or distribution thereof;

(F)	The undersigned realizes that the Note cannot readily be sold as there will be no public market, that it may not be possible to sell or dispose of the Note and therefore the Note must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

(G)	The undersigned is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended. All information which the undersigned has provided to the Company and the Placement Agent concerning the undersigned’s financial position and knowledge of financial business matters is correct and complete as of the date the undersigned has executed this Note Purchase Agreement, and if there should be any material change in such information prior to acceptance of this Note Purchase Agreement by the Company and the Placement Agent, the undersigned will immediately provide the Placement Agent with such information;

(H)	The undersigned has been provided access to all information requested by the undersigned;

(I)	The Note is being purchased by the undersigned in the undersigned’s name solely for the undersigned’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization;

(J)	The undersigned is willing and able to bear the economic risk and loss of an investment in the Company in an amount equal to the total purchase price of the Note being purchased pursuant to this Note Purchase Agreement. In making this statement, consideration has been given to whether the undersigned could afford a complete loss of the undersigned’s investment; and

(K)	The undersigned represents that the undersigned is aware of the risk factors relative to an investment in the Company as set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 3, 2016, and represents that the undersigned has reviewed such filing.

(L)	The undersigned acknowledges that the undersigned is aware that there are substantial restrictions on the transferability of the Notes. The undersigned agrees that the Notes may not be sold unless (a) such sale is pursuant to an effective registration statement under the Securities Act and all relevant state securities laws or (b) the Company shall have been advised by its counsel that such registration is not required and that such sale is exempt for registration under the Securities Act and any other applicable state securities laws or regulations. The undersigned agrees that the undersigned will give appropriate notice of these restrictions to each person to whom he transfers a Note.

(M)	The undersigned understands and agrees that the following restrictions and limitations are applicable to the undersigned’s purchase and resale, pledge, hypothecation, or other transfer of a Note pursuant to the Securities Act.

(1)	The undersigned agrees that the Notes may not be sold, pledged, hypothecated, or otherwise transferred unless registered under the Securities Act and all applicable state securities laws or exempted therefrom.

(2)	A legend in substantially the following form has been or will be placed on each Note issued to the undersigned:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY’S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

3.               COMPANY REPRESENTATIONS. The Company hereby represents and warrants to the undersigned purchaser as of the date of this Agreement as follows:

(A)	The Company has the requisite corporate power and authority to enter into and perform this Note Purchase Agreement.

(B)	The execution and delivery of each of this Note Purchase Agreement by the Company, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action and no further consent or authorization on the part of the Company is required.

(C)	This Note Purchase Agreement constitutes, and upon issuance the Note will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors rights and remedies.

(D)	The Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including all required exhibits thereto), including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, as the same may be amended, and including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Securities and Exchange Commission with respect thereto as in effect at the time of filing. Such financial statements (i) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and (ii) fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Except as set forth in the SEC Reports, the Company has no material liability of any nature (whether accrued, absolute, contingent or otherwise) that is required by GAAP to be included in such financial statements other than liabilities arising after the date of the most recent balance sheet included in such financial statements which were incurred in the ordinary course of business consistent with past practice.

5.              INDEMNIFICATION. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties in Sections 2 and 7 hereof and that the Company has relied upon such representations and warranties, and the undersigned hereby agrees to indemnify and hold harmless the Company and its controlling persons from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal or state securities laws. All representations, warranties, and covenants in this Note Purchase Agreement and the indemnification contained in this Section 5 shall survive the acceptance of this Note Purchase Agreement and the issuance of Notes to the undersigned.

6.              AMOUNT OF NOTE. The undersigned hereby subscribes for a Note in the principal amount set forth on the signature page to this Agreement.

7.              PLACEMENT AGENT COMPENSATION AND REIMBURSEMENTS OF EXPENSES. The undersigned and the Company acknowledge and agree that (i) the Placement Agent shall be entitled to a commission of ten percent (10%) of the gross amount of the purchase price paid by each purchaser of Notes pursuant to a Non-Exclusive Selling Agreement between the Company and the Placement Agent; and (ii) if the Company receives $700,000 or more in a financing transaction from investors introduced to the Company by the Placement Agent, including the sale of the Notes, the Placement Agent will be entitled, pursuant to a Consulting Agreement between the Company and the Placement Agent, to a cash fee of $120,000 payable upon the completion of the financing transaction and shares of the Company’s common stock having a value of $90,000 as determined by reference to the price at which the common stock is sold in the public offering of the Company’s securities that is contemplated in the Company’s Form S-1 filed with the Securities and Exchange Commission on July 28, 2016 (the “Offering”), payable upon closing of the Offering; and (iii) the Placement Agent will be entitled to reimbursement of its documented out of pocket expenses pursuant to the Consulting Agreement between the Company and the Placement Agent.

8.              GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the internal laws of the State of New York, without regard to the principals of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (whether against a named party to this Agreement or any of their affiliates, agents, officers, directors or employees), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.

THE UNDERSIGNED REPRESENTS THE UNDERSIGNED HAS READ THIS NOTE PURCHASE AGREEMENT AND FULLY UNDERSTANDS THE TERMS CONTAINED HEREIN

The undersigned hereby subscribes for a Note in the principal amount of $_____________ for an aggregate purchase price of $_________________.

Print Name of Individual	Print Name of Joint Purchaser, if any

Signature of Individual	Signature of Joint Purchaser, if any

Legal Residence of Individual:	Legal Residence of Joint Purchaser, if any:

Number and Street	Number and Street

City, State, Zip Code	City, State, Zip Code

Mailing Address if different from above:	Mailing Address if different from above:

Number and Street	Number and Street

City, State, Zip Code	City, State, Zip Code

[ACCEPTANCE SIGNATURE PAGE OF THE COMPANY TO IMMEDIATELY FOLLOW THIS PAGE]

ACCEPTED BY MICROPHASE CORPORATION, this ____ of December, 2016.

By:	____________________________________
Name:
Title:

EXHIBIT A

Form of Note

(attached)